Capital disclosures	12 Months Ended
Dec. 31, 2021
Disclosure of Objectives, Policies and Processes for Managing Capital1 [Abstract]
Capital disclosures	Capital disclosures
Our business is cyclical and is subject to significant changes in cash flow over the business cycle. In addition, financial performance can be materially influenced by changes in product prices and the relative values of the Canadian and U.S. dollars. Our objective in managing capital is to ensure adequate liquidity and financial flexibility at all times, particularly at the bottom of the business cycle.

Our main policy relating to capital management is to maintain a strong balance sheet and otherwise meet financial tests that rating agencies commonly apply for investment-grade issuers of public debt. Our debt is currently rated as investment-grade by three major rating agencies.

We monitor and assess our financial performance to ensure that debt levels are prudent, taking into account the anticipated direction of the business cycle. When financing acquisitions, we combine cash on hand, debt, and equity financing in a proportion that is intended to maintain an investment-grade rating for debt throughout the cycle. Debt repayments are arranged, where possible, on a staggered basis that takes into account the uneven nature of anticipated cash flows. We have established committed revolving lines of credit that provide liquidity and flexibility when capital markets are restricted.

A strong balance sheet and liquidity profile are key elements of our goal to maintain a balanced capital allocation strategy. Priorities within this strategy include reinvesting in our operations across all market cycles to strategically enhance productivity, product mix, and capacity; maintain a leading cost position; maintain financial flexibility to capitalize on growth opportunities, including the pursuit of acquisitions and larger-scale strategic growth initiatives; and return capital to shareholders through dividends and share repurchases.

Two key measurements used to monitor our capital position is total debt to total capital and net debt to total capital, calculated as follows at December 31:

		Currency remeasurement	Currency remeasurement
	2021	2020	January 1, 2020
Debt
Operating loans, excluding deferred financing costs	$—	$—	$290
Current and long-term lease obligation	28	6	8
Long-term debt, excluding deferred financing costs	501	509	510
Interest rate swaps[1]	1	6	2
Open letters of credit[1]	65	50	47
Total debt	595	571	857
Shareholders’ equity	7,656	2,478	1,905
Total capital	8,251	3,049	2,762
Total debt to total capital	7%	19%	31%

Total debt	595	571	857
Cash and short-term investments	(1,568)	(461)	(12)
Open letters of credit[1]	(65)	(50)	(47)
Interest rate swaps[1]	(1)	(6)	(2)
Cheques issued in excess of funds on deposit	—	—	12
Net debt	$(1,039)	$54	$808
Shareholders’ equity	$7,656	$2,478	$1,905
Total capital, net of cash	6,617	2,532	2,713
Net debt to total capital	(16%)	2%	30%
1.Letters of credit facilities and the fair value of interest rate swaps are part of our bank covenants’ total debt calculation.